Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 12 – SUBSEQUENT EVENTS

On July 14, 2016, the Company entered into a definitive reorganization agreement pursuant to which it will acquire Community First Bancshares, Inc. (CFBI) through the merger of CFBI with and into the Company, with the Company surviving the merger. CFBI is the holding company of Community First Bank, which has five branch locations in Arkansas: Harrison (2), Berryville, Eureka Springs, and Pea Ridge. The transaction is expected to close in the fourth quarter of 2016, subject to customary closing conditions, including the receipt of regulatory approval and the approvals of the Company’s and CFBI’s stockholders.